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                                               WAIVER AND THIRD AMENDMENT

                      WAIVER AND THIRD AMENDMENT AGREEMENT dated as of February 19, 1999 among SEQUA CORPORATION (the "Borrower") and
THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "Administrative Agent").

                      The Borrower, certain Subsidiary Guarantors, certain Lenders and the Administrative Agent are parties to a Credit
Agreement dated as of October 10, 1997 (as heretofore amended, the "Credit Agreement") providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrower in an aggregate principal amount not exceeding
$150,000,000. Except as otherwise defined herein, terms defined in the Credit Agreement have the same respective meanings when used herein.

                      The Borrower has requested that the Required Lenders
(a) waive compliance with the covenant in the Credit Agreement limiting the aggregate amount of Capital Expenditures by the Borrower and its Subsidiaries in fiscal year 1998 and (b) increase the limit on the amount of Capital Expenditures for fiscal year 1999 and each fiscal year thereafter, and the Required Lenders have consented to such waiver and amendment.
Accordingly, the Administrative Agent, acting with the written consent of the Required Lenders, and the Borrower hereby agree as follows:


                      SECTION 1. WAIVER. Subject to the execution and delivery hereof by the Borrower and the Administrative Agent, and in reliance upon the representations and warranties of the Borrower set forth below, the Administrative Agent on behalf of the Required Lenders hereby waives, effective as of December 31, 1998, the requirement set forth in Section 7.14 of the Credit
Agreement that the Borrower not permit the aggregate amount of Capital Expenditures by it and its Subsidiaries to exceed
$95,000,000 during fiscal year 1998.

                      SECTION 2. AMENDMENT. Effective as of December 31, 1998, but subject to Section 3 hereof, the Administrative Agent, acting with the written consent of the Required Lenders, and the Borrower agree that Section 7.14 ("Capital Expenditures") of the
Credit Agreement shall be amended by replacing the schedule therein in its entirety with the following schedule:

        Period - Fiscal Year                                Amount

              1997                                      $  89,000,000
              1998                                      $  95,000,000
              1999                                      $ 130,000,000



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              2000                                       $130,000,000
              2001                                       $130,000,000
              2002                                       $130,000,000
              2003                                       $130,000,000


                      SECTION 3. RATIFICATION. The Borrower hereby represents and warrants to the Administrative Agent for the benefit of the Lenders, as of the date hereof, that (i) the execution, delivery and performance by the Borrower of this Waiver and Third Amendment have been duly authorized by all necessary corporate action on its part and do not contravene any applicable law or regulation or any contractual provision applicable to it, (ii) this Waiver and Third Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, (iii) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete as if made on and as of such date and as if each reference in such representations and warranties to the Credit Agreement included reference to such agreement as amended by this Waiver and Third Amendment, (iv) no Default has occurred and is continuing, or will have occurred and be continuing, under the terms of the Credit Agreement, as amended hereby, (v) the aggregate amount of Capital Expenditures made during fiscal year 1998 by the Borrower and its Subsidiaries was $103,523,000 and (vi) after giving effect hereto, no Default has occurred and is continuing; and the Borrower agrees that a breach of any of the representations and warranties set forth in this Section 3 shall be an Event of Default for purposes of clause (c) of Article VIII of the Credit
Agreement.


                      SECTION 4.  CONTINUING VALIDITY.  Except as
specifically amended hereby, the Credit Agreement and each other Loan Document are in all respects ratified and confirmed and shall remain unchanged and in full force and effect. From and after December 31, 1998, all references in the Credit Agreement and in any other related document to "this Agreement", "the Credit Agreement" and words of like import shall be deemed to refer to the Credit Agreement as amended hereby.


                      SECTION 5. MISCELLANEOUS. This Waiver and Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver and Third Amendment by signing any such counterpart.
This Waiver and Third Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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                      IN WITNESS WHEREOF, the parties hereto have caused
this Waiver and Third Amendment to be duly executed and delivered as of the day and year first above written.


                                               SEQUA CORPORATION


                                               By _____________________________
                                               Name:
                                               Title:



                                               THE CHASE MANHATTAN BANK,
                                               as Administrative Agent


                                               By _____________________________
                                               Name:
                                               Title:



ACKNOWLEDGED:

CASCO INVESTORS CORPORATION
CHROMALLOY AMERICAN CORPORATION
CHROMALLOY GAS TURBINE CORPORATION
CASCO PRODUCTS CORPORATION
SEQUA FINANCIAL CORPORATION
ATLANTIC RESEARCH CORPORATION


By:        _________________________
Name:
Title: